UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 31, 2008

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 31, 2008, pursuant to the Agreement and Plan of Merger, dated as of January 10, 2008, as amended on April 28, 2008, as further amended on August 29, 2008 (the "Merger Agreement"), by and among Employers Holdings, Inc., a Nevada corporation ("Employers"), Sapphire Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Employers ("Merger Sub"), and AmCOMP Incorporated, a Delaware corporation ("AmCOMP"), Employers completed its acquisition of AmCOMP.  Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into AmCOMP (the "Merger"), with AmCOMP continuing as the surviving corporation and becoming a wholly owned subsidiary of Employers.

Pursuant to the Merger Agreement, each share of common stock of AmCOMP, par value $0.01 per share, issued and outstanding immediately prior to the effective time of the Merger (other than any shares (i) owned by Employers, Merger Sub or any direct or indirect wholly owned subsidiary of Employers, (ii) owned by AmCOMP as treasury stock or (iii) with respect to which appraisal rights are perfected in accordance with Section 262 of the Delaware General Corporation Law) was converted into the right to receive $12.15 in cash, without interest.  The total transaction value was approximately $223.5 million, including the value of stock options cashed-out as a result of the Merger and assumed debt.

Section 8 – Other Events

Item 8.01.  Other Events.

On October 31, 2008, Employers issued a press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Any required financial statements of AmCOMP will be filed by amendment to this Current Report no later than 71 calendar days after the date that this Current Report is required to be filed.

(b)           Pro Forma Financial Information.

Any required pro forma financial information will be filed by amendment to this Current Report no later than 71 calendar days following the date that this Current Report is required to be filed.

(d)           Exhibits.

99.1        Employers Holdings, Inc. press release, dated October 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated:     October 31, 2008

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated October 31, 2008.